Contingent Liabilities	3 Months Ended
Jan. 31, 2019
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Contingent Liabilities

NOTE 18:  CONTINGENT LIABILITIES

Other than as described below, there have been no new significant events or transactions as previously identified in Note 27 of the Bank's 2018 Annual Consolidated Financial Statements.

LITIGATION

In the ordinary course of business, the Bank and its subsidiaries are involved in various legal and regulatory actions. The Bank establishes legal provisions when it becomes probable that the Bank will incur a loss and the amount can be reliably estimated. The Bank also estimates the aggregate range of reasonably possible losses (RPL) in its legal and regulatory actions (that is, those which are neither probable nor remote), in excess of provisions. As at January 31, 2019, the Bank's RPL is from zero to approximately $793 million (October 31, 2018 – from zero to approximately $763 million). The Bank's provisions and RPL represent the Bank's best estimates based upon currently available information for actions for which estimates can be made, but there are a number of factors that could cause the Bank's provisions and/or RPL to be significantly different from its actual or reasonably possible losses. For example, the Bank's estimates involve significant judgment due to the varying stages of the proceedings, the existence of multiple defendants in many proceedings whose share of liability has yet to be determined, the numerous yet-unresolved issues in many of the proceedings, some of which are beyond the Bank's control and/or involve novel legal theories and interpretations, the attendant uncertainty of the various potential outcomes of such proceedings, and the fact that the underlying matters will change from time to time. In addition, some actions seek very large or indeterminable damages.

In management's opinion, based on its current knowledge and after consultation with counsel, the ultimate disposition of these actions, individually or in the aggregate, will not have a material adverse effect on the consolidated financial condition or the consolidated cash flows of the Bank. However, because of the factors listed above, as well as other uncertainties inherent in litigation and regulatory matters, there is a possibility that the ultimate resolution of legal or regulatory actions may be material to the Bank's consolidated results of operations for any particular reporting period.

Stanford Litigation – On November 21, 2017, the class plaintiffs filed a Rule 23(f) petition seeking permission to appeal the District Court's denial of class certification to the United States Court of Appeals for the Fifth Circuit. The Fifth Circuit denied the class plaintiffs' petition on April 20, 2018. Discovery in the Official Stanford Investors Committee’s case against the bank defendants is ongoing.

Overdraft Litigation – On February 1, 2019, the parties filed a Joint Notice of Settlement of all claims consolidated in MDL 2613 on a class-wide basis. Settlement is conditional on the parties reaching agreement on all material terms of a written agreement and court approval. In response to the Notice of Settlement, on February 4, 2019, the Court issued an order suspending all deadlines.

Credit Card Fees – The trial of the British Columbia action is scheduled to proceed in October 2020.

Consumer Class Actions – The Bank, along with several other Canadian financial institutions, is a defendant in a number of matters brought by consumers alleging provincial and/or national class claims in connection with various fees, interest rate calculations, and credit decisions. The cases are in various stages of maturity. In one matter, the Bank is the sole defendant and a trial date has been scheduled for November 2020.